UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022 (April 12, 2022)
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IQVIA HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
 (Former name or former address, if changed since last report.)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2022, IQVIA Holdings Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders and approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to declassify the Company's board of directors (the "Board") over time and provide for the annual election of all directors. The amendment to the Charter became effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 12, 2022.

The Board previously approved a corresponding amendment to the Company's Amended and Restated Bylaws (the "Bylaws"), subject to stockholder approval of the proposal to declassify the Board. The Amended and Restated Bylaws of the Company became effective on April 12, 2022.

The foregoing description of the amendments to the Charter and the Bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation effective as of April 12, 2022 and the Amended and Restated Bylaws effective as of April 12, 2022, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on April 12, 2022, the Company held its 2022 Annual Meeting of Stockholders. As of February 15, 2022, the record date for the meeting, there were 190,912,001 shares of the Company's common stock outstanding and entitled to vote on all matters. At the meeting, stockholders voted on the following proposals:

Proposal No. 1 – The following nominees were elected by majority vote to serve on the Board of Directors as Class III directors based upon the following votes:

	For	Withhold	Broker Non-Votes
John P. Connaughton	147,404,178	11,683,594	6,305,373
John G. Danhakl	150,933,365	8,154,407	6,305,373
James A. Fasano	154,735,734	4,352,038	6,305,373
Leslie Wims Morris	157,944,880	1,142,892	6,305,373

Proposal No. 2 – The proposal to approve an amendment to the Company's Charter to declassify the board of directors over time and provide for the annual election of all directors was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Votes
158,792,081	281,776	13,915	6,305,373

Proposal No. 3 – An advisory (non-binding) vote to approve the 2021 compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
119,792,326	37,774,070	1,521,376	6,305,373

Proposal No. 4 – An advisory (non-binding) shareholder proposal to request the Company's board of directors adopt majority voting in uncontested director elections received the following votes:

For	Against	Abstain	Broker Non-Votes
93,250,103	65,764,203	73,466	6,305,373

Proposal No. 5 – The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
159,537,862	5,834,689	20,594	0

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of IQVIA Holdings Inc., effective April 12, 2022.
3.2	Amended and Restated Bylaws of IQVIA Holdings Inc., effective April 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 14, 2022

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary